BLACKROCK FOCUS VALUE FUND, INC.
BLACKROCK LARGE CAP SERIES FUNDS, INC.
BlackRock Large Cap Core Fund
BlackRock Large Cap Core Plus Fund
BlackRock Large Cap Core Retirement Portfolio
BlackRock Large Cap Growth Fund
BlackRock Large Cap Growth Retirement Portfolio
BlackRock Large Cap Value Fund
BlackRock Large Cap Value Retirement Portfolio
(each, a “Fund” and collectively, the “Funds”)

Supplement dated February 25, 2010 to the
Statement of Additional Information of each Fund

Effective February 25, 2010, each Fund’s Statement of Additional Information is amended as set forth below.

The section entitled “Investment Risks and Considerations — Foreign Investment Risks” in Part II of each Fund’s current Statement of Additional Information is amended by adding the following paragraph:

      Securities issued by certain companies organized outside the United States may not be deemed to be foreign securities (but rather deemed to be U.S. securities) if the company’s principal operations are conducted from the U.S., the company’s equity securities trade principally on a U.S. stock exchange, or the company does a substantial amount of business in the U.S.

Code #SAI-FVLC-0210-SUP